UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported) - December 1, 2005


                             MTM TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


        New York                      0-22122                    13-3354869
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(State or other jurisdiction    (Commission File Number)        IRS Employer
    of Incorporation)                                        Identification No.)


              1200 High Ridge Road                                 06905
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      (Address of principal executive offices)                   (zip code)


      Registrant's telephone number, including area code   -   203-975-3700
                                                               ------------

                  850 Canal Street, Stamford, Connecticut 06902
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          (Former Name or Former Address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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INTRODUCTORY COMMENT

     Throughout this Current Report on Form 8-K, the terms "MTM" and the "Company" refer to MTM Technologies, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

(a)  Date of completion of the transaction

     On August 16, 2005 we entered into an Agreement and Plan of Merger (the "Merger Agreement") with (A) NEXL, Inc., a Massachusetts corporation ("Nexl"),
(B) MTM Technologies (Massachusetts), LLC, a Delaware limited liability company (the "Merger Subsidiary"), (C) Clifford L. Rucker (the "Controlling Shareholder") and (D) other shareholders of Nexl (collectively with the Controlling Shareholder, the "Shareholders" and each a "Shareholder"). On December 1, 2005, pursuant to the Merger Agreement, Nexl was merged with and into the Merger and the Merger Subsidiary continued as a wholly-owned subsidiary of MTM (the "Merger"). The Merger Subsidiary was added as a subsidiary borrower and guarantor under (i) the secured revolving credit facility MTM has with CIT Group/Business Credit, Inc. and (ii) the Amended and Restated Loan and Security Agreement MTM has with Textron Financial Corporation.

(b)  Brief description of the assets involved

     Nexl provides complete infrastructure computing in the areas of enterprise computing and storage, networking and security and managed services. NEXL assesses, designs, implements and manages solutions to reduce clients' total cost of ownership, enhance the value of their current and future computing environment and drive the success of their business. These services encompass the management or hosting of both the applications and infrastructure on behalf of small and medium sized enterprises.

(c)  Identity of the persons from whom the assets were acquired

     The Shareholders are the record and beneficial owners of all of the issued and outstanding capital stock of Nexl.

(d)  The nature and amount of consideration given for the assets

     The following aggregate consideration was paid by MTM to the Shareholders of Nexl (including certain liabilities paid by MTM on behalf of Nexl) for the conversion and exchange of all of the outstanding Stock of Nexl (the "Merger Consideration"):

     o    $13,050,005.86 in cash (the "Cash Consideration");

     o 2,999,998 shares (the "Stock Payment") of MTM common stock, $.001 par value per share ("MTM Common Stock") a portion of which was delivered to an escrow agent (the "Escrow Agent"), to be held and distributed


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          pursuant to the terms of an Escrow Agreement executed by and among the Controlling Shareholder, MTM, and the Escrow Agent.

     o As part of the Merger Consideration the Shareholders of Nexl will receive an additional payment (the "Earnout Consideration") of $1,000,000 in cash and $1,000,000 in MTM Common Shares (not to exceed 250,000 shares) if the North East Region EBITDA plus Contracted EBITDA Contributions during the Earnout Period are equal to or greater then $9,000,000 (the "Northeast Region EBITDA Target"). The Northeast EBITDA Target is subject to adjustment in certain events.

     The number of shares of MTM Common Stock issuable as part of the Earnout Consideration will be determined by dividing $1,000,000 by the greater of (A) the average NASDAQ closing price of MTM Common Stock for the ten (10) business days ending immediately prior to the end of the Earnout Period and (B) $4.00.

     For the purposes of the foregoing calculation, the following terms will have the meaning set forth below.

     "North East Region" means MTM's existing business operations in its Eastern Region (excluding MTM's corporate headquarters) plus the business of Nexl being acquired.

     "Earnout Period" means the period beginning on the first day of the first calendar month following December 1, 2005 and ending on the date twelve months thereafter.

     "EBITDA" means net income as determined in accordance with GAAP applied in a manner consistent with the application of those principles in the audited financial statements of Nexl as of June 30, 2005 (i) less any applicable interest income and plus any applicable interest expense, (ii) plus any income tax expenses and less any income tax credits and (iii) plus any applicable depreciation and amortization expense.

     "Contracted EBITDA Contributions" means, with respect to any contract entered into during the Earnout Period for the provision of managed services that extends beyond the end of the Earnout Period by either (i) MTM's North East Region or (ii) which is produced by any employee of Nexl at December 1, 2005 working outside the North East Region after December 1, 2005 (a "Managed Service Contract"), an amount equal to 50% of the contracted revenues for managed services provided for in such Managed Service Contract (except any Managed Service Contract which is subject to the referral fee provisions of the Business Alliance and Lead Referral Agreement, dated February 23, 2005 between Nexl and XO Communications Services, Inc. or any similar agreement between Nexl and any other party, for which such amount shall equal 50% of difference of (a) the contracted revenues for managed services received by or to be received by Nexl and (b) any referral fee paid or owed to such third party with respect to such Managed Service Contract), provided that the maximum period for which contracted revenues shall be included for the purposes of such calculation shall equal twelve (12) months less the number of months such contract was in effect during the Earnout Period and provided further that such Managed Service Contract shall not have been terminated prior to the 60th day following the end of the Earnout Period.


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     As part of the transaction, MTM entered into various employment agreements with senior management of Nexl.

     We also granted options for 250,000 shares of MTM Common Stock and 100,000 restricted stock units to certain members of the Nexl management team. Such stock options and restricted stock units were issued to such individuals pursuant to a stock option agreement and a restricted stock unit agreement. The stock options have an exercise price of $3.92. The stock options and restricted stock units vest in equal installments over a four year period beginning on December 1, 2005.

     The description of the Purchase Price and additional amounts described above are qualified in their entirety by reference to the terms of the Merger Agreement previously filed as Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on August 19, 2005.

(e) Material relationship that exists between the Registrant or any of its affiliates and the source of the funds used in the acquisition and the identity of the source of the funds

     On December 7, 2004 MTM entered into a purchase agreement, as amended (the "Pequot/Constellation Purchase Agreement") with Pequot and Constellation (collectively referred to as the "Investors") for up to $40 million (or in certain limited circumstances, up to $47.5 million) of additional financing. On November 23, 2005, pursuant to the Pequot/Constellation Purchase Agreement, MTM sold to the Investors 3,076,923 shares of Series A-5 Preferred Stock and warrants to purchase 450,000 shares of MTM Common Stock at an exercise price of $4.06 per share (the "A-5 Warrants"). A portion of the net proceeds from the Investors' purchase of the Series A-5 Preferred Stock and A-5 Warrants were used to fund the Merger. The Purchasers hold a majority of the voting securities of MTM.

     The description of the Pequot/Constellation Purchase Agreement is qualified in its entirety by reference to the Pequot/Constellation Purchase Agreement previously filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004.

     The description of the Series A-5 Warrants above is qualified in its entirety by reference to the terms of (1) Amendment no. 2 to the Pequot/Constellation Purchase Agreement filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on November 29, 2005 and (2) the form of the A-5 Warrants filed as Exhibit 10.2 to the Form 8-K filed with the Securities and Exchange Commission on November 29, 2005.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

     As noted in Item 2.01(d) above, in connection with Merger Agreement, MTM issued an aggregate of 2,999,998 shares of MTM Common Stock. In addition, in the event that the financial targets described in Item 2.01(d) above are achieved, MTM could issue additional shares of MTM Common Stock to the Shareholders (computed as described above). The terms of the issuance are described in Item 2.01(d) of this Form 8-K and are incorporated herein by reference. The sale of the MTM Common Stock to the Shareholders is (or would be made) in reliance upon


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the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"), and/or Regulation D thereunder. Certificates representing such securities contain, or will contain, restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exception thereunder. The Shareholders received, or had access to, material information concerning MTM, including but not limited to, MTM's reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.

     The above description is qualified in its entirety by reference to the terms of the Merger Agreement previously filed as Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on August 19, 2005.

ITEM 7.01   REGULATION FD DISCLOSURE

     A copy of MTM's press release, dated December 2, 2005 is attached hereto as
Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

     The financial statements that are required pursuant to this Item 9.01(a) were previously filed as Exhibit 99.2 to the Form 8-K filed with the Securities and Exchange Commission on November 4, 2005.

(b)  Pro forma financial information.

     The pro forma financial information that is required pursuant to this Item 9.01(b) will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.

(c)  Exhibits

     Exhibit 99.1 Press Release dated December 2, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MTM TECHNOLOGIES, INC.
                                                (Registrant)


                                              By:   /s/ Francis J. Alfano
                                                 -------------------------------
                                                 Name:  Francis J. Alfano
                                                 Title: Chief Executive Officer


December 7, 2005


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                                  EXHIBIT INDEX
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     EXHIBIT
     -------

     Exhibit 99.1 Press Release dated December 2, 2005.


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